UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2012

Furmanite Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 600 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 972-699-4000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On June 8, 2012, Furmanite Corporation (the “Company”) committed to a cost reduction initiative related to further restructuring of its European operations within its EMEA region (which includes operations in Europe, the Middle East and Africa). This restructuring initiative is expected to include workforce reductions primarily within the Company’s selling, general and administrative functions. The Company has taken these specific actions in order to reduce administrative and overhead expenses and streamline its European operations’ structure for improved operational efficiencies in the wake of the challenging economic conditions in the region. The Company expects to complete these cost reduction actions, and recognize the charges related to them (which are estimated below), during the second and third quarters of 2012.

The Company estimates the total costs to be incurred in connection with this initiative to be approximately $2.5 million, all of which relate to one-time termination benefits, and all of which will result in future cash expenditures.

On June 12, 2012, the Company issued a press release announcing these cost reduction actions. A copy of this press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements Disclaimer

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based upon management’s beliefs, as well as assumptions made by and information currently available to management. All statements other than statements of historical fact included in this Form 8-K, in particular regarding the amounts and timing for anticipated disposal costs described above, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements identified by the words “estimates,” “expects to,” “currently expects” and similar expressions. Actual events or results may differ materially from such forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date made or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	June 12, 2012 press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

Date: June 12, 2012	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Accounting Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	June 12, 2012 press release